GOLDMAN SACHS CREDIT STRATEGIES FUND

Supplement dated January 13, 2010 to the
Prospectus dated May 28, 2009 (the “Prospectus”)

Effective January 13, 2010, the following replaces the “Global Corporate Credit Portfolio Management Team” section in its entirety in the “Management of the Fund—Fund Managers” section of the Prospectus:

Global Corporate Credit Portfolio Management Team

•	Global Corporate Credit consists of 56 investment professionals and manages over $56 billion in assets.

•	The team is led by Gregg Felton who has over 13 years of investment experience, with specific expertise in opportunistic corporate credit investing.

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History
Gregg Felton Managing Director, Global Head of Corporate Credit	Portfolio Manager— Credit Strategies	Since 2009	Mr. Felton is the Global Head of Corporate Credit, Co-Head of the cross-sector team and a member of the Fixed Income Strategy Group. Mr. Felton joined the Investment Adviser in 2006 as Chief Investment Officer for Liberty Harbor. From 2000 to 2006, Mr. Felton led Amaranth Advisors’ global corporate credit investment team.

David Frechette Managing Director	Portfolio Manager— Credit Strategies	Since 2010	Mr. Frechette is a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Frechette was a Managing Director in the Global Investments Group at Amaranth Advisors. Before joining Amaranth, he was a member of the Leverage Finance and Sponsor Coverage Group at CIBC World Markets.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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